EXHIBIT 31.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Leslie J. Stretch, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Callidus Software Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 18, 2016
/s/ LESLIE J. STRETCH
Leslie J. Stretch
President and Chief Executive Officer
(Principal Executive Officer)

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